UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders
At the 2021 Annual Meeting of Stockholders of Avaya Holdings Corp. (the “Company”) held on March 3, 2021, stockholders voted on proposals to (i) elect directors to the Board of Directors (the “Board”) of the Company, (ii) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021 and (iii) approve, on an advisory basis, the Company’s named executive officer compensation (“Say-on-Pay”).
The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Proposal No. 1 — Election of Directors: All eight directors listed below were elected to serve terms expiring at the 2022 Annual Meeting of Shareholders of the Company, or until his or her respective successor is duly elected and qualified, except in the case of a director’s earlier death, resignation, retirement, disqualification, removal or incapacity.

Director Nominee	Votes For	Votes Withheld	Broker Non-votes

William D. Watkins	75,775,215	409,817	4,343,822
James M. Chirico, Jr.	76,125,689	59,343	4,343,822
Stephan Scholl	75,760,740	424,292	4,343,822
Susan L. Spradley	75,524,965	660,067	4,343,822
Stanley J. Sutula, III	75,776,781	408,251	4,343,822
Robert Theis	76,126,916	58,116	4,343,822
Scott D. Vogel	75,939,752	245,280	4,343,822
Jacqueline E. Yeaney	76,127,992	57,040	4,343,822

Proposal No. 2 — Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2021: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-votes

79,489,501	801,196	238,157	—

Proposal No. 3 — Advisory Approval of Say-on-Pay Proposal: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-votes

74,680,413	1,400,922	103,697	4,343,822

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: March 3, 2021	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer